                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 21, 1999

                         TRANSFORMATION PROCESSING INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nevada                       0-23903               95-4583945
           ------                       -------               ----------
(State or Other Jurisdiction of  (Commission File Number)    IRS Employer
       Incorporation)                                    Identification Number)


          5500 Explorer Drive, Suite 2000, Mississauga, Ontario L4W 5C7
          -------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                (905) 206-1366
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

        On January 21, 1999, transformation Processing Inc., a Nevada corporation (the "Registrant"), signed a contract with ICI/ADP, a division of Automatic Data Processing to migrate ICI/ADP's software applications and computer data. The contract is priced in the range of the high six digits. See Exhibit 1 attached hereto, a copy of the agreement.














                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Transformation Processing Inc.
                                        Registrant



Dated: February 8, 1999                 By: /s/ Paul Mighton
                                           ---------------------------------
                                           Paul Mighton, President and Chief
                                           Executive Officer